UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TELOS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! TELOS CORPORATION 2022 Annual Meeting Vote by May 16, 2022 11:59 PM EDT. For shares held in a Plan, vote by May 11, 2022 11:59 PM EDT. TELOS CORPORATION 19886 ASHBURN ROAD ASHBURN, VIRGINIA 20147 D71007-P68952 You invested in TELOS CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 17, 2022. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 3, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote in Person at the Meeting* May 17, 2022 10:00 AM, EDT Smartphone users Point your camera here and vote without entering a control number Telos Corporation 19886 Ashburn Road Ashburn, Virginia 20147 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1.1

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D71008-P68952 01) John B. Wood 02) David Borland 03) Maj. Gen. (ret) John W. Maluda 04) Bonnie L. Carroll 05) Derrick D. Dockery 06) Bradley W. Jacobs 07) Fredrick D. Schaufeld 1. ELECTION OF DIRECTORS: To elect seven Directors to the Board of Directors to serve until the 2023 Annual Meeting of Stockholders or until their successors are elected and qualified; Nominees: 2. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: To ratify the selection of BDO USA, LLP to serve as the Company’s independent registered public accounting firm; and 3. OTHER BUSINESS: To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof. For For